Exhibit 99

Universal Electronics Reports Financial Results for the First Quarter 2026
SCOTTSDALE, AZ – May 11, 2026 – Universal Electronics Inc. (UEI) (Nasdaq: UEIC) reported financial results for the three months ended March 31, 2026.
"Q1 results were broadly consistent with the operating environment we anticipated, reinforcing the decisive actions we took last quarter to strategically restructure and refocus the business,” said Richard Carnifax, Interim CEO and COO. “We are already seeing tangible progress in the areas within our control, including a $5.3 million year-over-year reduction in operating expenses and approximately $9.8 million of inventory reduction. Our full-year framework is grounded in disciplined execution — aligning our cost structure, sharpening our portfolio focus and maintaining rigorous working capital management — rather than relying on a near-term recovery in demand. We remain focused on enhancing profitability, generating sustainable cash flow and strengthening the operational and financial flexibility necessary to position UEI for greater long-term resilience and success."
Financial Results for the Three Months Ended March 31, 2026 compared to the same period in 2025

•In Q1 2026, we significantly reduced our operational costs improving our ability to generate profits going forward. GAAP operating expenses decreased by $5.3 million, and Adjusted non-GAAP operating expenses were down $5.3 million.
•GAAP net sales were $79.0 million, compared to $92.3 million.
▪GAAP net sales in connected home were $28.3 million, compared to $31.7 million.
▪GAAP net sales in home entertainment were $50.7 million, compared to $60.6 million.
•GAAP gross margins were 26.1%, compared to 28.3%; Adjusted non-GAAP gross margins were 26.1%, compared to 28.3%.
•GAAP operating loss was $3.9 million, compared to GAAP operating loss of $3.8 million; Adjusted non-GAAP operating loss was $1.7 million, compared to Adjusted non-GAAP operating loss of $1.5 million.
•GAAP net loss was $7.3 million, or $0.58 per share, compared to $6.3 million, or $0.48 per share; Adjusted non-GAAP net loss was $1.3 million, or $0.10 per diluted share, compared to Adjusted non-GAAP net loss of $1.5 million, or $0.12 per diluted share.
•At March 31, 2026, cash and cash equivalents were $29.8 million.

For a more detailed explanation of non-GAAP financial measures, please refer to the "Use of Non-GAAP Financial Metrics" and "Reconciliation of Adjusted Non-GAAP Financial Results" located elsewhere in this press release.

Financial Outlook
Now that Q1 is behind us, we have greater visibility into the year ahead, and we are pleased to reaffirm that our full‑year 2026 guidance remains unchanged from our prior outlook. For the full year 2026, we are guiding to a revenue decline year over year. We expect adjusted non‑GAAP diluted earnings per share to be in the range of $0.45 to $0.65, compared to $0.31 per share in fiscal 2025.
Conference Call Information
UEI’s management team will hold a conference call today, Monday, May 11, 2026 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its first quarter 2026 earnings results, review recent activity and answer questions. To attend the call please register at: https://edge.media-server.com/mmc/p/m9tj5ahs/ to receive a computer-generated dial-in number and a unique pin number. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for 90 days.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted non-GAAP information as additional information for its operating results. References to Adjusted non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.

Adjusted non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense. Adjusted non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, and severance. Adjusted non-GAAP net income (loss) is defined as net loss excluding the aforementioned items, foreign currency gains and losses, and the related tax effects of all adjustments, as well as valuation allowances on certain deferred tax assets and certain net deferred tax adjustments. Adjusted non-GAAP earnings (loss) per diluted share is calculated using Adjusted non-GAAP net income (loss). A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release. We do not provide a reconciliation for forward-looking non-GAAP financial metrics because reconciliation information is not available without unreasonable effort, such as attempting to make assumptions that cannot reasonably be made on a forward-looking basis to determine the corresponding GAAP metric.

About Universal Electronics

Universal Electronics Inc. (Nasdaq: UEIC) is the global leader in wireless universal control solutions for the home. The company brings to life millions of innovative control products each year that focus on a user-centric approach to building control products and applications that simplify user interaction with highly complex technologies in the home, removing interoperability challenges as a roadblock for user adoption, with privacy first and a secure by design approach to today's smart devices. Our products are offered by the world's leading brands in home entertainment and the connected home markets, including Fortune 500 customers Daikin, Carrier, Comcast, Vivint Smart Home, Samsung, Sony, Hunter Douglas and Somfy. The company's pioneering breakthrough innovations include its award-winning voice control entertainment remote controls and QuickSet Cloud, the world's leading platform for automated device and service discovery, set-up and control, and user experience personalization for the home. For more information, visit www.uei.com.

Contacts:

UEI: Wade Jenke, CFO, UEI, investors@uei.com 480-530-3000
Forward-looking Statements
This press release contains "forward-looking statements" within the meaning of federal securities laws, including statements about our future financial results, anticipated trends in our business and market conditions; our expectations about new product introductions; our expectation that strategic actions can structurally reduce working capital and free up more cash from operations; our plans to align our cost structure to market realities to materially generate improved profits over last year; our focus, strategy and business plans; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our annual report on Form 10-K for the year ended December 31, 2025 and the periodic reports filed and furnished since then.

Risks that could affect forward-looking statements in this press release include: our continued ability to timely develop and deliver innovative control solutions and technologies that are accepted by our customers, both near- and long-term; our ability to attract new customers and to successfully capture sales in all markets we serve, including in the climate control and connected home markets as anticipated by management; our ability to continue optimizing our manufacturing footprint and realize the lower concentration risks as expected by management; our ability to maintain our market share in the traditional subscription broadcast market; our ability to manage through the worldwide inflationary pressures and macroeconomic conditions; our ability to successfully execute our strategic actions and plans; our ability to continue to manage our business, inventories and cash flows to achieve our net sales, margins and earnings through financial discipline, operational efficiency, product line management, liquidity requirements, capital expenditures and other investment spending expectations; our continued ability to successfully enforce our patented technology, including with respect to our litigation against Roku; our continued ability to strategically enhance, expand, and monetize our IP portfolios; the continued fluctuation in our market capitalization; the use of artificial intelligence applications which could result in cybersecurity incidents that implicate the personal data of end users or other unintended ethical, reputational, competitive harm or legal liability; the direct and indirect impact we may experience with respect to our business and financial results and management’s ability to anticipate and mitigate the impact stemming from the continued economic uncertainty affecting consumers’ confidence and spending, natural disasters or other events beyond our control, public health crises (including an outbreak of infectious disease), governmental actions, including the changes in or enhanced use of laws, regulations and policies may have on our business including the impact of decreased governmental incentive programs worldwide or of enhanced or expanded trade regulations, including the expanded use of tariffs, pertaining to importation of our products, the effects of political unrest, war, terrorist activities, or other hostilities; the effects and uncertainties and other factors more fully described in our reports filed with the SEC.
Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or regulation.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$29,826	$32,306
Accounts receivable, net	76,858	79,320
Contract assets	7,323	8,091
Inventories	67,994	77,793
Prepaid expenses and other current assets	6,577	6,803
Income tax receivable	765	806
Total current assets	189,343	205,119
Property, plant and equipment, net	26,510	27,600
Intangible assets, net	21,130	21,968
Operating lease right-of-use assets	10,909	10,203
Deferred income taxes	3,572	5,496
Other assets	3,678	3,611
Total assets	$255,142	$273,997
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$43,979	$48,945
Lines of credit	23,207	24,079
Accrued compensation	16,581	17,496
Accrued sales discounts, rebates and royalties	3,833	6,132
Accrued income taxes	2,507	2,524
Other accrued liabilities	16,265	20,134
Total current liabilities	106,372	119,310
Long-term liabilities:
Operating lease obligations	7,276	6,193
Deferred income taxes	1,370	1,507
Income tax payable	74	74
Other long-term liabilities	727	729
Total liabilities	115,819	127,813
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 26,168,633 and 26,146,367 shares issued on March 31, 2026 and December 31, 2025, respectively	262	261
Paid-in capital	350,990	350,222
Treasury stock, at cost, 13,537,944 and 13,537,944 shares on March 31, 2026 and December 31, 2025, respectively	(375,016)	(375,016)
Accumulated other comprehensive income (loss)	(19,413)	(19,115)
Retained earnings	182,500	189,832
Total stockholders’ equity	139,323	146,184
Total liabilities and stockholders’ equity	$255,142	$273,997

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Net sales	$79,036	$92,326
Cost of sales	58,436	66,243
Gross profit	20,600	26,083
Research and development expenses	5,451	7,231
Selling, general and administrative expenses	19,049	22,606
Operating income (loss)	(3,900)	(3,754)
Interest income (expense), net	(94)	(353)
Other income (expense), net	227	52
Income (loss) before provision for income taxes	(3,767)	(4,055)
Provision for income taxes	3,565	2,219
Net income (loss)	$(7,332)	$(6,274)

Earnings (loss) per share:
Basic	$(0.58)	$(0.48)
Diluted	$(0.58)	$(0.48)
Shares used in computing earnings (loss) per share:
Basic	12,619	13,083
Diluted	12,619	13,083

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net income (loss)	$(7,332)	$(6,274)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	3,066	4,051
Provision for credit losses	—	19
Deferred income taxes	1,837	(90)
Shares issued for employee benefit plan and compensation	1	159
Employee and director stock-based compensation	768	1,784
Gain on sale of property, plant, and equipment	41	—
Changes in operating assets and liabilities:
Accounts receivable and contract assets	2,752	10,514
Inventories	9,842	2,956
Prepaid expenses and other assets	(572)	(58)
Accounts payable and accrued liabilities	(11,179)	(5,298)
Accrued income taxes	(5)	1,221
Net cash provided by (used for) operating activities	(781)	8,984
Cash flows from investing activities:
Purchase of Blue Chip Swap securities	—	(1,250)
Sale of Blue Chip Swap securities	—	1,088
Acquisitions of property, plant and equipment	(765)	(1,042)
Acquisitions of intangible assets	(403)	(703)
Net cash provided by (used for) investing activities	(1,168)	(1,907)
Cash flows from financing activities:
Borrowings under lines of credit	18,000	18,000
Repayments on lines of credit	(19,100)	(24,000)
Treasury stock purchased	—	(383)
Net cash provided by (used for) financing activities	(1,100)	(6,383)
Effect of foreign currency exchange rates on cash and cash equivalents	569	(88)
Net increase (decrease) in cash and cash equivalents	(2,480)	606
Cash and cash equivalents at beginning of period	32,306	26,783
Cash and cash equivalents at end of period	$29,826	$27,389

Supplemental cash flow information:
Income taxes paid	$1,377	$1,161
Interest paid	$331	$635

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
NET SALES:
Net sales - GAAP	$79,036	$92,326
Adjusted Non-GAAP net sales	$79,036	$92,326

Cost of sales:
Cost of sales - GAAP	$58,436	$66,243
Stock-based compensation expense	(13)	(16)
Adjusted non-GAAP cost of sales	58,423	66,227
Adjusted non-GAAP gross profit	$20,613	$26,099

Gross margin:
Gross margin - GAAP	26.1%	28.3%
Stock-based compensation expense	0.0%	0.0%
Adjusted non-GAAP gross margin	26.1%	28.3%

Operating expenses:
Operating expenses - GAAP	$24,500	$29,837
Stock-based compensation expense	(755)	(1,768)
Amortization of acquired intangible assets	(207)	(219)
Severance (1)	(1,275)	(275)
Adjusted non-GAAP operating expenses	$22,263	$27,575

Operating income (loss):
Operating income (loss) - GAAP	$(3,900)	$(3,754)
Stock-based compensation expense	768	1,784
Amortization of acquired intangible assets	207	219
Severance (1)	1,275	275
Adjusted non-GAAP operating income (loss)	$(1,650)	$(1,476)

Adjusted pro forma operating income (loss) as a percentage of net sales	(2.1)%	(1.6)%
UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Net income (loss):
Net income (loss) - GAAP	$(7,332)	$(6,274)
Stock-based compensation expense	768	1,784
Amortization of acquired intangible assets	207	219
Severance (1)	1,275	275
Foreign currency (gain)/loss	(82)	(196)
Income tax provision on adjustments	3,883	2,643
Adjusted non-GAAP net income (loss)	$(1,281)	$(1,549)

Diluted shares used in computing earnings (loss) per share:
GAAP	12,619	13,083
Adjusted non-GAAP	12,619	13,083

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.58)	$(0.48)
Total adjustments	$0.48	$0.36
Adjusted non-GAAP diluted earnings (loss) per share	$(0.10)	$(0.12)

(1)The three months ended March 31, 2026 includes severance costs associated with a global reduction in force primarily impacting roles within the selling and general administration functions as well as engineering and research and development functions. Additionally, the three months ended March 31, 2025 includes severance per the Transition Agreement and Release of Claims dated March 19, 2025 between Paul D. Arling and the Company.